UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2008
TRANSCONTINENTAL GAS PIPE LINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-07584	74-1079400
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2800 Post Oak Boulevard		77056
Houston, Texas		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code: (713) 215-2000
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On September 26, 2008, Transcontinental Gas Pipe Line Corporation (the “Company”) announced that 100 percent of its privately placed outstanding 6.05-percent senior notes due 2018 were tendered and will be exchanged for newly registered 6.05-percent senior notes due 2018. The terms of the new senior notes are substantially identical to the terms of the outstanding senior notes, except that provisions relating to transfer restrictions, registration rights and additional interest will not apply to the new notes. A copy of the Company’s press release announcing the same is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (a) None
     (b) None
     (c) None
     (d) Exhibits:

Exhibit Number	Description
Exhibit 99.1	Press release dated September 26, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCONTINENTAL GAS PIPE LINE CORPORATION
By:	/s/ Brian K. Shore
Name:	Brian K. Shore
Title:	Assistant Corporate Secretary

Dated: October 1, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press release dated September 26, 2008.

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